Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On March 1, 2021, Esports Entertainment Group, Inc. (the “Company”) completed its acquisition of the operating assets and specified liabilities that comprise the online gaming operations of Lucky Dino Gaming Limited, a company registered in Malta, and Hiidenkivi Estonia OU, its wholly owned subsidiary registered in Estonia (collectively referred to as “Lucky Dino”). The acquisition of the assets of Lucky Dino was completed in accordance with an asset purchase agreement dated December 14, 2020 (“Lucky Dino Asset Purchase Agreement”) resulting in the payment of cash by the Company of €25,000,000 (approximately $30,645,000 using exchange rates in effect at the acquisition date). The purchase consideration was substantially financed through the issuance of common stock to certain investors pursuant to a share purchase agreement dated February 11, 2021 (herein referred to as the “Lucky Dino Equity Financing”). The Lucky Dino Equity Financing resulted in the issuance of 2,000,000 shares at a price per share of $15.00 and raised gross proceeds of $30,000,000. The net proceeds from the Lucky Dino Equity Financing, after underwriting fees and offering expenses, was $27,340,000.

The accompanying unaudited pro forma condensed combined financial statements (“unaudited pro forma financial information”) has been prepared based on the historical financial statements of the Company and Lucky Dino after giving effect to the Lucky Dino Asset Purchase Agreement. The pro forma financial information is intended to provide information about how the acquisition of Lucky Dino may have affected the Company’s historical financial statements. The unaudited pro forma condensed combined statements of operations and comprehensive loss for the six months ended December 31, 2020 and the year ended June 30, 2020, combines the historical consolidated financial statements of the Company for these periods, derived from the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on February 16, 2021, and Annual Report on Form 10-K filed with the SEC on October 1, 2020, with the respective historical consolidated statements of income and comprehensive income of Lucky Dino as if the acquisition of Lucky Dino had occurred on July 1, 2019. The unaudited pro forma condensed combined balance sheet at December 31, 2020 combines the historical consolidated balance sheet of the Company as derived from the Quarterly Report on Form 10-Q filed with the SEC on February 16, 2021, and the historical consolidated balance sheet of Lucky Dino as of September 30, 2020 on a pro forma basis as if the acquisition of Lucky Dino occurred on December 31, 2020.

The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the six months ended December 31, 2020 combines the Company’s historical unaudited consolidated statement of operations and comprehensive loss for the six months ended December 31, 2020 with the historical unaudited consolidated results of Lucky Dino during the same six month period. The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended June 30, 2020 combines the Company’s historical audited consolidated statement of operations and comprehensive loss for the year ended June 30, 2020 with the results of Lucky Dino derived by adding the historical unaudited condensed consolidated statement of income and comprehensive income of Lucky Dino for the nine months ended September 30, 2020 to its historical audited consolidated statement of income and comprehensive income for the year ended December 31, 2019, and then subtracting the historical unaudited condensed consolidated statement of income and comprehensive income for the nine months ended September 30, 2019.

The fiscal year end of the Company is June 30 and the fiscal year end of Lucky Dino is December 31. As a result of the difference in the year ends: (a) the consolidated results of Lucky Dino for the three months ended September 30, 2020 are included more than once in the pro forma financial information; and (b) the consolidated results of Lucky Dino for the nine months ended September 30, 2019 are excluded from the pro forma financial information. The revenue and net income of Lucky Dino for the three months ended September 30, 2020 were $5,818,094 and $68,816 respectively. The revenue and net income of Lucky Dino for the nine months ended September 30, 2019 were $12,732,985 and $917,205, respectively.

The unaudited pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●	the historical unaudited condensed consolidated financial statements of the Company for the three and six months ended December 31, 2020 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on February 16, 2021;

●	the historical audited consolidated financial statements of the Company for the year ended June 30, 2020 included in the Company’s Annual Report on Form 10-K filed with the SEC on October 1, 2020;

●	the historical unaudited condensed consolidated financial statements of Lucky Dino for the nine months ended September 30, 2020 and 2019 as included in the Current Report on Form 8-K filed with the SEC on March 1, 2021;

●	the historical audited consolidated financial statements of Lucky Dino for the years ended December 31, 2019 and 2018, as included in the Current Report on Form 8-K filed with the SEC on March 1, 2021.

●	the Securities Purchase Agreement entered into by the Company and certain investors to raise proceeds to finance the acquisition of Lucky Dino through the issuance of common stock, discussed above and referred to herein as the Lucky Dino Equity Financing, as included in the Current Report on Form 8-K filed with the SEC on February 11, 2021.

●	the announcement of the closing of the Lucky Dino Equity Financing and the filing of a final prospectus related to the consummation of the offering, as included in the Current Report on Form 8-K filed with the SEC on February 16, 2021.

The unaudited pro forma financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of Lucky Dino occurred on the dates indicated. Further, the unaudited pro forma financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

Esports Entertainment Group, Inc.

Pro Forma Condensed Combined Balance Sheet

December 31, 2020

(Unaudited)

	Historical		Pro Forma
	Esports Entertainment Group, Inc.	Lucky Dino Gaming Limited	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS

Current assets
Cash	$5,571,431	$753,774	$(31,398,774)	(a)	$27,340,000	(e)	$2,266,431
Restricted cash	2,006,752	838,611	(838,611)	(c)	-		2,006,752
Receivables reserved for users	322,215	1,365,050	(1,365,050)	(c)	-		322,215
Loans receivable	1,000,000	-	-		-		1,000,000
Other receivables	808,946	278,402	861,987	(c)	-		1,949,335
Related party receivables	-	1,239,578	(1,239,578)	(c)	-		-
Prepaid expenses and other current assets	891,281	134,869	(134,869)	(c)	-		891,281
Total current assets	10,600,625	4,610,284	(34,114,895)		27,340,000		8,436,014

Equipment, net	67,470	65,940	-		-		133,410
Right-of-use asset	302,534	364,405	-		-		666,939
Intangible assets, net	6,474,036	23,193	-		-		6,497,229
Goodwill	6,908,592	-	30,566,617	(b)	-		37,475,209
Other non-current assets	1,169,405	-	-		-		1,169,405

TOTAL ASSETS	$25,522,662	$5,063,822	$(3,548,278)		$27,340,000		$54,378,206

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable and accrued expenses	$3,351,150	$1,038,331	$(502,260)	(c)	$-		$3,887,221
Liabilities to customers	2,229,724	604,318	-		-		2,834,042
Taxes payable	40,642	1,642,985	(1,642,985)	(c)	-		40,642
Warrant liability	4,859,782	-	-		-		4,859,782
Notes payable - current	26,880	-	-		-		26,880
Operating lease liability - current	143,443	86,629	-		-		230,072
Contingent consideration - current	500,000	-	-		-		500,000
Total current liabilities	11,151,621	3,372,263	(2,145,245)		-		12,378,639

Notes payable	314,410	-	-		-		314,410
Operating lease liability	74,450	288,526	-		-		362,976

TOTAL LIABILITIES	11,540,481	3,660,789	(2,145,245)		-		13,056,025

Stockholders’ equity
Preferred stock	-	-	-		-		-
Common stock	13,580	1,453	(1,453)	(d)	2,000	(e)	15,580
Additional paid-in capital	43,665,482	112,788	(112,788)	(d)	27,338,000	(e)	71,003,482
Accumulated deficit	(29,634,132)	1,257,117	(1,257,117)	(d)	-		(29,634,132)
Accumulated other comprehensive income (loss)	(62,749)	31,675	(31,675)	(d)	-		(62,749)
Total stockholders’ equity	13,982,181	1,403,033	(1,403,033)		27,340,000		41,322,181

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$25,522,662	$5,063,822	$(3,548,278)		$27,340,000		$54,378,206

Esports Entertainment Group, Inc.

Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss

For the Year Ended June 30, 2020

(Unaudited)

	Historical		Pro Forma
	Esports Entertainment Group, Inc.	Lucky Dino Gaming Limited	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Combined

Net revenue	$-	$21,233,214	$-		$-		$21,233,214

Operating costs and expenses:
Cost of revenue	-	14,086,431	-		-		14,086,431
Sales and marketing	322,517	1,103,091					1,425,608
General and administrative	3,727,197	3,174,418	-		-		6,901,615

Total operating expenses	4,049,714	18,363,940	-		-		22,413,654

Operating income (loss)	(4,049,714)	2,869,274	-		-		(1,180,440)

Other income (expense):
Interest expense	(1,995,458)	-	-		-		(1,995,458)
Net amortization of debt discount and premium on convertible debt	(1,156,877)	-	-		-		(1,156,877)
Change in fair value of derivative liabilities	(2,432,302)	-	-		-		(2,432,302)
Loss on extinguishment of debt, net	(2,795,582)	-	-		-		(2,795,582)
Gain on warrant exchange	1,894,418	-	-		-		1,894,418
Other non-operating income	186,498	(10,165)	-		-		176,333

Income (loss) before income taxes	(10,349,017)	2,859,109	-		-		(7,489,908)
Income tax expense	2,398	1,062,464	-		-		1,064,862

Net income (loss)	(10,351,415)	1,796,645	-		-		(8,554,770)

Other comprehensive ncome (loss):
Foreign currency translation gain	-	60,028	-		-		60,028

Total comprehensive income (loss)	$(10,351,415)	$1,856,673	$-		$-		$(8,494,742)
Basic and diluted loss per common share	$(1.50)						$(0.96)

Weighted average number of common shares outstanding, basic and diluted	6,880,321				2,000,000	(e)	8,880,321

Esports Entertainment Group, Inc.

Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss

For the Six Months ended December 31, 2020

(Unaudited)

	Historical		Pro Forma
	Esports Entertainment Group, Inc.	Lucky Dino Gaming Limited	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Combined

Net revenue	$2,584,585	$12,964,925	$-		$-		$15,549,510

Operating costs and expenses:
Cost of revenue	1,753,753	8,957,398	-		-		10,711,151
Sales and marketing	2,492,488	373,603	-		-		2,866,091
General and administrative	7,965,239	1,819,436	-		-		9,784,675

Total operating expenses	12,211,480	11,150,437	-		-		23,361,917

Operating income (loss)	(9,626,895)	1,814,488	-		-		(7,812,407)

Other income (expense):
Interest expense	(1)	-	-		-		(1)
Change in fair value of warrant liability	628,389	-	-		-		628,389
Other non-operating income (expense)	(100,023)	(3,281)	-		-		(103,304)

Income (loss) before income taxes	(9,098,530)	1,811,207	-		-		(7,287,323)
Income tax expense	-	670,222	-		-		670,222

Net income (loss)	(9,098,530)	1,140,985	-		-		(7,957,545)

Other comprehensive income (loss):
Foreign currency translation loss	(62,749)	(1)	-		-		(62,750)

Total comprehensive income (loss)	$(9,161,279)	$1,140,984	$-		$-		$(8,020,295)
Basic and diluted loss per common share	$(0.73)						$(0.55)

Weighted average number of common shares outstanding, basic and diluted	12,518,507				2,000,000	(e)	14,518,507

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Description of Transaction

On March 1, 2021, Esports Entertainment Group, Inc. (the “Company”) completed its acquisition of the operating assets and specified liabilities that comprise the online gaming operations of Lucky Dino Gaming Limited, a company registered in Malta, and Hiidenkivi Estonia OU, its wholly owned subsidiary registered in Estonia (collectively referred to as “Lucky Dino”). Lucky Dino is licensed by the Malta Gaming Authority to operate online casinos under four brands, namely luckydino.com, casinojefe.com, kalevalakasino.com, and olaspill.com. The acquisition of the assets of Lucky Dino (“Lucky Dino Asset Purchase”) was completed in accordance with an asset purchase agreement dated December 14, 2020 resulting in the payment of cash by the Company of €25,000,000 (approximately $30,645,000 using exchange rates in effect at the acquisition date). The purchase price of Lucky Dino was substantially financed through the issuance of common stock to certain investors (herein referred to as the “Lucky Dino Equity Financing”). The Company issued 2,000,000 shares of common stock at a price per share of $15.00 and raised net proceeds of $27,340,000 after deducting underwriting fees and offering expenses of $2,660,000.

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the Lucky Dino Asset Purchase as if the acquisition occurred on December 31, 2020. The unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended June 30, 2020 and the six months ended December 31, 2020 give effect to the Lucky Dino acquisition as if it had occurred on July 1, 2019.

The Company and Lucky Dino have different fiscal year-ends. The Company’s fiscal year ends on June 30, whereas Lucky Dino’s fiscal year ends on December 31. The unaudited pro forma condensed combined financial information has been prepared utilizing period ends that are within 93 days, as permitted by Rule 11-02 Regulation S-X. The unaudited pro forma condensed combined balance sheet combines the historical unaudited condensed consolidated balance sheet of the Company at December 31, 2020 with the historical unaudited condensed consolidated balance sheet of Lucky Dino as of September 30, 2020. The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended June 30, 2020 combines the Company’s historical audited consolidated statement of operations and comprehensive loss for the year ended June 30, 2020 with the results of Lucky Dino derived by adding the historical unaudited condensed consolidated statement of income and comprehensive income of Lucky Dino for the nine months ended September 30, 2020 to its historical audited consolidated statement of income and comprehensive income for the year ended December 31, 2019, and then subtracting the historical unaudited condensed consolidated statement of income and comprehensive income for the nine months ended September 30, 2019. The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the six months ended December 31, 2020 combines the Company’s historical unaudited condensed consolidated statement of operations and comprehensive loss for the six months ended December 31, 2020 with the historical unaudited condensed consolidated results of Lucky Dino during the same six month period.

The Lucky Dino Asset Purchase was determined to qualify as a business combination. The acquisition accounting included in the unaudited pro forma condensed combined financial statements is preliminary and will change in connection with the work being performed by a third-party valuation specialist. While the Company has engaged a valuation specialist to estimate the fair value of identifiable intangible assets, the valuation requires the Company to provide additional information to determine preliminary values. As a result, differences between the acquisition accounting included in the pro forma financial information and the final acquisition accounting could be material.

Note 3 – Accounting Policies

The accounting policies of the Company may vary materially from those of Lucky Dino. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies other than the pro forma reclassifications detailed in Note 4. Following the acquisition date, the Company will conduct a final review of Lucky Dino’s accounting policies in order to determine if differences in accounting policies require adjustment or reclassification of Lucky Dino’s results of operations or reclassification of assets or liabilities to conform to the accounting policies and classifications of the Company. As a result of this review, the Company may identify differences that when adjusted or reclassified, could have a material impact on this unaudited pro forma condensed combined financial information.

Note 4 – Reclassification Adjustments

Certain reclassifications have been made to Lucky Dino’s historical balance sheet to conform the to the Company’s presentation as follows:

	September 30, 2020
	Lucky Dino before reclassifications	Reclassifications	Lucky Dino after reclassifications
Deposit receivables	$1,365,050	$(1,365,050)	$-
Receivables reserved for users	-	1,365,050	1,365,050
Trade and other payables	331,907	(331,907)	-
Accrued expenses	343,895	(343,895)	-
Jackpot provision	362,529	(362,529)	-
Accounts payable and accrued expenses	-	1,038,331	1,038,331
Accrued loyalty points	139,951	(139,951)	-
Player liability	464,367	(464,367)	-
Liabilities to customers	-	604,318	604,318

Certain reclassifications have been made to Lucky Dino’s historical consolidated results of operations to conform to the to the Company’s presentation as follows:

	Year ended June 30, 2020
	Lucky Dino before reclassifications	Reclassifications	Lucky Dino after reclassifications
Gaming costs and expenses	$14,086,341	$(14,086,431)	$-
Cost of revenue	-	14,086,431	14,086,431
Marketing	1,103,091	(1,103,091)	-
Sales and marketing	-	1,103,091	1,103,091
Depreciation and amortization	27,323	(27,323)	-
Bad debt expense	28,566	(28,566)	-
General and administrative	3,118,529	55,889	3,174,418
Foreign currency transaction loss	(10,585)	10,585	-
Other income	420	(420)	-
Other non-operating expense	-	(10,165)	(10,165)

	Six months ended December 31, 2020
	Lucky Dino before reclassifications	Reclassifications	Lucky Dino after reclassifications
Gaming costs and expenses	$8,957,398	$(8,957,398)	$-
Cost of revenue	-	8,957,398	8,957,398
Marketing	373,603	(373,603)	-
Sales and marketing	-	373,603	373,603
Depreciation and amortization	27,942	(27,942)	-
General and administrative	1,791,494	27,942	1,819,436
Foreign currency transaction loss	(5,570)	5,570	-
Other income	2,289	(2,289)	-
Other non-operating expense	-	(3,281)	(3,281)

Note 5 – Transaction Accounting Adjustments

a)	Represents the payment of the purchase consideration of €25,000,000 at closing (equivalent to approximately $30,645,000 using exchange rates at the acquisition date) and the cash balance on hand of Lucky Dino at September 30, 2020 of $753,774 that is excluded from the Lucky Dino Asset Purchase.
b)	Represents the estimate of goodwill resulting from the Lucky Dino Asset Purchase determined using the purchase consideration of $30,645,000 and net assets acquired of Lucky Dino of $78,383 at September 30, 2020. The estimate of goodwill is subject to change materially in connection with the work being performed by a third-party valuation specialist as it relates to determination of the fair value for the identifiable intangible assets acquired in the transaction.
c)	Represents assets and liabilities that were excluded from the Lucky Dino Asset Purchase. The Lucky Dino Asset Purchase resulted in the Company assuming the Player liability of $604,318 as well as jackpot liabilities totaling $536,071 that are included within Accounts payable and accrued expenses in the unaudited pro forma condensed combined balance sheet. A transaction accounting adjustment is recorded to Other receivables in the unaudited pro forma condensed combined balance sheet to reflect deposits payable to the Company for the Player liability and jackpot liabilities that were assumed at closing.
d)	Represents the elimination of Lucky Dino’s historical common stock, additional paid-in capital, accumulated deficit, and accumulated other comprehensive income.
e)	Represents the issuance of 2,000,000 shares of the Company’s common stock at a price of $15.00 per share pursuant to the Lucky Dino Equity Financing resulting in gross proceeds of $30,000,000. The Company received proceeds net of offering costs of $27,340,000 from the Equity Financing.